MML Small Cap Growth Equity Fund

To Our Shareholders
U.S. Economy Keeps Growing

The most surprising economic development during the first half of 1999 was the continued strong growth of the U.S. economy. Confounding those who had been looking for slower growth--perhaps even a recession--as a result of the Asian financial crisis and last fall's credit crunch, the U.S. economy stormed ahead in the first quarter, with GDP growing a robust 4.3%. Consumption and fixed investment were both strong, although surging imports exacerbated the trade deficit, thereby offsetting some of the gains in other sectors. The housing market also exhibited strength, as did auto and truck sales. As expected, growth eased somewhat in the second quarter but was still sufficient to yield an annualized growth rate of 3.30% for the first half overall.

For the first time since the problems in Asia surfaced in the fall of 1997, inflation returned as a source of widespread concern. Although the labor market showed no worrisome increases in wages, Federal Reserve Board (Fed) Chairman Alan Greenspan remarked in his June testimony to Congress that such rises were " inevitable" given the relative shortage of qualified workers. Moreover, the Consumer Price Index (CPI) for April was much higher than expected, although the CPI for May failed to confirm April's gains. The bottom line: there was little hard evidence of inflationary pressures, but there was enough to make investors worry that the Fed, which has often stated its commitment to acting preemptively, would raise interest rates before there were clear signs of trouble. This part of the scenario played out as expected, with the Fed hiking short-term rates by .25% on the last day of June. Nonetheless, investors were pleased when the Fed also announced a return to a neutral bias with respect to future changes in interest rates.

Asian Markets Rebound

Most stock markets in Asia saw healthy gains in the first half of the year, mirroring investors' expectations that the region's economies had hit bottom and were on the rebound. Japan, for example, reported a sharp surge in first quarter GDP. Other economic data, though, failed to confirm the GDP number. Similarly, other countries in the Pacific Basin announced a variety of initiatives to help make companies in that region more competitive, but it remains to be seen how many of these initiatives will come to fruition. Until we see more tangible evidence of much needed structural changes, prospects for meaningful recovery in the region remain suspect.

In January, Brazil became the latest emerging market to suffer a devaluation of its currency. Subsequently, interest rates fell significantly there and stocks rallied strongly, along with equities in most other South American countries. On the other hand, European share prices recorded modest gains, and economic growth remained weak, making it unlikely that exports to Europe would provide much help for the U.S. economy over the next six months.

Cyclical Shares Lead Stocks Higher

During the first quarter, U.S. stock investors had a defensive mindset. This was reflected in a tiered market, with positive performance for the most part limited to a small group of large-capitalization growth stocks whose underlying companies were perceived as being capable of delivering consistent earnings growth. However, as the year progressed, better than expected growth in the U.S. and improving prospects overseas led analysts to roughly double their estimates for 1999 corporate earnings growth.

With investors' confidence returning, the second quarter saw a significant rally in cyclical stocks--those that are most sensitive to fluctuations in economic activity. Small- and mid-cap stocks, largely ignored in the first quarter, also advanced sharply. Although concerns about inflation, rising interest rates, and a possible Fed tightening limited gains to some extent, the improving earnings picture enabled many of the popular averages to close the period near their all-time highs.

Rising Rates Hurt Bonds

The Treasury yield curve, which began the year relatively flat, steepened noticeably during the first half of the year. Yields advanced all along the curve, particularly in the two to ten year maturities, making it a less than ideal environment for credit market investors.

Spreads between corporates and Treasuries began the year at fairly modest levels, widened around the middle of the period, and narrowed again near the end. Overall, spread product--that is, fixed-income investments offering a yield advantage over Treasury securities--performed somewhat better than Treasuries.

Supply and demand in the investment-grade corporate market was robust and well balanced, except near the end of the period, when many buyers sat on the sidelines to see what the Fed would do about interest rates. Activity in high-yield securities, however, was well behind the pace of last year, as investors remained cautious following last fall's damage to the high-yield market.

Second-Half Prospects

Although the second half will likely bring further slowing in the U.S. economy, it would not be surprising to see the Fed raise interest rates once more this year. For one thing, we are likely to see further evidence of inflationary pressures, though they should be mild. Furthermore, the rate cuts of last fall were a response to hemorrhaging financial markets. Now that the markets are out of danger, the Fed may be inclined to " take back" all or most of those reductions. Finally, given the uncertainties of the Year 2000 (Y2K) phenomenon, it is likely that if the Fed does raise rates, the announcement will be made at its August or October meeting rather than later in the year.

Regarding Y2K, no one can predict how investors will react as the end of the year draws closer. It's worth recalling, though, that MassMutual's focus has always been on investing for the long term, not trying to respond to short-term market events. The solid fundamentals that have been powering this historic bull market--strong economic growth, low interest rates and low inflation--are still very much intact.

Year 2000 Readiness Statement

Like other businesses and governments around the world, MML Series Investment Fund could be adversely affected if the computer systems used by the Funds' service providers and those with which they do business do not properly recognize the Year 2000. This is commonly referred to as the "Year 2000 issue." In 1996, MassMutual began an enterprise-wide process of identifying, evaluating, and implementing changes to its computer systems to address the Year 2000 issue. MassMutual is addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs. MassMutual has advised the Fund that the Year 2000 issue is one of MassMutual's highest business operational priorities. MassMutual is also seeking assurances from the Funds' other service providers in order to identify and resolve Year 2000 issues. In addition, because the Year 2000 issue affects virtually all organizations, the companies in which the Fund invests could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

/s/ Stuart Reese
Stuart H. Reese
President
MML Series Investment Fund

July 30, 1999

Note to shareholders:	The MML Small Cap Growth Equity Fund is managed by two sub-advisors: J.P. Morgan investment Management, Inc. and Waddell & Reed Asset Management Company.
What are the investment objectives and policies for the MML Small Cap Growth Equity Fund?

The objective and policies of the Fund are to;

  achieve long-term growth of capital
  invest primarily in a diversified portfolio of equity securities of smaller companies (companies with market capitalization, at the time of purchase, of $100 million to $1.5 billion)
  use a growth-oriented strategy in making investment decisions use fundamental analysis to identify companies which
  -are of high investment quality or possess a unique product, market position or operating characteristics
  -offer above-average levels of profitability or superior growth potential

This is a new fund. How did it perform?

The Fund outperformed its benchmark, the Russell 2000 Index (the Index), an unmanaged index representative of small capitalized, U.S. companies. From inception on May 3, 1999, through June 30, 1999, the Fund's shares returned 9.30%[1] , compared to 5.93% for the Index.

Areas of strength for the Fund included telecommunications, semiconductor capital equipment, and specialty software stocks. Negative influences included holdings in healthcare, education, biotechnology and personal computer hardware.

What was the investment environment during the period?

May began with the market on the defensive because of the feared inflationary implications of a much higher than expected Consumer Price Index (CPI) for April. I n June, the market firmed when the May CPI fell back to benign levels, and stock investors began to sense that credit market participants were being overly pessimistic about the upcoming decision on interest rates by the Federal Reserve Board (Fed). On June 30th the Fed raised short-term rates by .25%, but what moved the markets was the positive news that the Fed had reverted to a neutral bias regarding future interest rate changes.

In a reversal of recent trends, growth stocks took a back seat to value stocks during much of May and June. Nevertheless, the Fund's strong stock selection enabled it to outperform the index.

Can you talk about your strategy for managing the Fund?

We consider ourselves primarily stock pickers, not market timers. The three sectors that we think currently have the most growth potential are consumer and business services, technology and telecommunications. In Internet stocks, we favor companies that provide outsourcing and infrastructure services for other companies rather than retailers and other " pure" Internet plays. Our thinking here is that outsourcing and infrastructure investments provide much safer bets in what is already a volatile sector.

We do not limit ourselves to consideration of the stocks in the Index. There are between 6,000 and 7,000 stocks in our investment universe, with the total number of holdings in the Fund typically averaging somewhere between 200 and 25 0.

Generally speaking, we do not make an attempt to mirror the sector weightings of the Index. To help control risk, we typically will not invest more than 3% of the Fund's assets in any one position at the time of purchase, although price appreciation may result in a position growing to as much as 5% before we will scale it back.

As managers of a growth fund, we think of the market as offering us four different growth categories from which to choose. Those categories include accelerating growth, seasoned growth, out-of-favor growth, and initial public offerings (IPOs). We will vary the mix of these categories depending on our assessment of current market conditions.

[1] The return reflects changes in the net asset value per share without the deduction of any insurance product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

What stocks did well for the Fund?

MicroStrategy was one of the best performers. The company makes software that automatically extracts useful marketing information from customer databases. Also performing well in the specialty software area were Dendrite International and Citrix Systems. Dendrite makes software to help pharmaceutical sales representatives assess their competitive position and make smarter decisions about how to service prospects in their territories.  Citrix makes software called Metaframe for server-based computer systems.

Telecommunications, where the Fund managers have an information edge because of strong research capabilities, also contributed positively to performance. Global Crossings, which offered to buy Frontier, and Metronet was bought by AT&T Canada. We sold both stocks because the acquisitions increased their capitalizations beyond the Fund's limits. Finally, we'll mention one Internet IPO, Careinsite, which benefited from the trend toward moving healthcare transactions of all kinds to the Internet.

What stocks disappointed you?

Racing Champions failed to perform up to expectations. The company, which makes die-cast replicas of NASCAR champion cars, had trouble assimilating an ambitious acquisition, and we sold the stock. Resortquest International, a vacation timeshare operation, also ran into trouble. The company had plans for a secondary stock offering but was forced to cancel it because of deteriorating profitability. We liquidated that position too.

What is your outlook?

During the second half of 1999, we will be closely watching the direction of interest rates. Small cap growth stocks have historically not done well in an environment of rising interest rates.  However, we believe that the increase that occurred at the end of June does not represent the beginning of a significant trend.

We continue to see good opportunity in the small cap market. One positive development is that institutions have become more willing to include small cap stocks in their portfolios. Another positive sign for small cap stocks is the healthy merger and acquisition activity.

MML Small Cap Growth Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999
(Unaudited)

ASSETS
Investments at value (See Schedule of Investments) (Notes 2 and 4)
Equities (Identified cost: $19,432,533)	$21,543,722

Total investments	21,543,722

Cash	6,090,171
Receivable for investment securities sold	368,618
Interest and dividends receivable	27,141
Subscriptions receivable	28,950
Reimbursement receivable	5,247

Total assets	28,063,849

LIABILITIES
Payable for investment securities purchased	555,311
Investment management fee payable (Note 3)	44,311
Accrued liabilities	9,734

Total liabilities	609,356

NET ASSETS	$27,454,493

Net assets consist of:
Series shares, (par value $.01 per share) (Note 5)	$25,138
Additional paid-in capital	25,118,572
Undistributed net investment income (Note 2)	18,839
Accumulated net realized gain on investments (Note 2)	180,755
Net unrealized appreciation on investments (Note 2)	2,111,189

NET ASSETS	$27,454,493

Outstanding series shares	2,513,762

Net asset value per share	$10.92

See Notes to Financial Statements.

  MML Small Cap Growth Equity Fund

  STATEMENT OF OPERATIONS

  For the Period May 3, 1999 (Commencement of Operations) through June 30, 1999
  (Unaudited)

Investment income (Note 2)
Dividends	$11,741
Interest	56,035

Total income	67,776

Expenses
Investment management fee (Note 3)	44,311
Audit fees	4,816
Trustees' fees	2,167
Other expenses	2,890

Total expenses	54,184
Expenses reimbursed (Note 3)	(5,247)

Net expenses	48,937

Net investment income (Note 2)	18,839

Net realized and unrealized gain on investments
Net realized gain on investments (Notes 2 and 4)	180,755
Net change in unrealized appreciation on investments (Notes 2 and 4)	2,111,189

Net realized and unrealized gain on investments	2,291,944

Net increase in net assets resulting from operations	$2,310,783

  See Notes to Financial Statements.

  MML Small Cap Growth Equity Fund

  STATEMENT OF CHANGES IN NET ASSETS

  For the Period May 3, 1999 (Commencement of Operations) through June 30, 1999
  (Unaudited)

From Operations:
Net investment income	$18,839
Net realized gain on investments	180,755
Net change in unrealized appreciation on investments	2,111,189

Increase in net assets resulting from operations	2,310,783

Distributions to shareholders and capital share transactions
Dividends to shareholders from net investment income (Note 2)	-
Net increase in capital share transactions (Note 5)	25,143,710

Increase in net assets from distributions to shareholders and shareholder transactions	25,143,710

Total increase	27,454,493

NET ASSETS, at beginning of period	-

NET ASSETS, at end of period	$27,454,493

Undistributed net investment income included in net assets at end of period	$18,839

  See Notes to Financial Statements.

  MML Small Cap Growth Equity Fund

  FINANCIAL HIGHLIGHTS
  (Unaudited)

  Selected per share data for a Fund share outstanding for the period May 3, 1999 (Commencement of Operations) through June 30, 1999:

Net asset value:
Beginning of period	$10.000

Income from investment operations:
Net investment income	0.007
Net realized and unrealized gain on investments	0.913

Total from investment operations	0.920
Net asset value:
End of period	$10.920

Total return **	9.30% *
Net assets (in millions):	$27.45
Ratio of expenses to average net assets:
Before expense waiver	0.21% *
After expense waiver	0.19% *
Ratio of net investment income to average net assets:
Before expense waiver	0.05% *
After expense waiver	0.07% *
Portfolio turnover rate	18.63% *

  * Percentages represent results for the period and are not annualized.
  **Total return shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for the period shown.

  See Notes to Financial Statements.

  MML Small Cap Growth Equity Fund

  SCHEDULE OF INVESTMENTS

  June 30, 1999

(Unaudited)
	Number	Market
	of	Value
	Shares	(Note 2)

EQUITIES - 78.47%
Advertising - 1.14%
Getty Images, Inc.*	12,000	$226,500
TMP Worldwide, Inc.*	1,100	69,850
XOOM.com, Inc.*	300	15,750

		312,100

Aerospace & Defense - 0.47%
Alliant Techsystems, Inc.*	900	77,850
Orbital Sciences Corp.*	2,200	51,975

		129,825

Air Transportation - 1.08%
Alaska Airgroup, Inc.*	800	33,400
Midwest Express Holdings*	7,700	261,800

		295,200

Apparel, Textiles & Shoes - 1.40%
bebe stores, inc.*	2,100	71,400
The Buckle, Inc.*	1,000	28,750
The Finish Line Cl. A*	1,700	19,125
Nautica Enterprises, Inc.*	4,200	70,875
Steven Madden Ltd.*	7,000	94,938
Talbots, Inc.	2,600	99,125

		384,213

Banking, Savings & Loans - 2.75%
Bank United Corp. Cl. A	3,000	120,563
Banknorth Group, Inc.	600	19,800
Centennial Bancorp*	500	6,906
The Colonial BancGroup, Inc.	900	12,544
Commercial Federal Corporation	1,600	37,100
Creditrust Corp.*	1,200	33,300
Financial Federal Corp.*	5,200	114,400
FNB Financial Services Corp.	1,200	18,300
Hamilton Bancorp, Inc.*	1,000	24,000
Heller Financial, Inc.	1,700	47,281
Independent Bank Corporation	1,400	24,325
National Commerce Bancorp	6,700	146,563
Ocwen Financial Corp.*	2,400	21,300
Prime Bancshares, Inc.	1,200	21,450
Sterling Bancshares Inc/Tx	3,200	42,800
Sun Bancorp, Inc. NJ*	1,575	27,563
Webster Financial Corporation	1,400	37,975

		756,170

Beverages - 0.26%
The Robert Mondavi Corporation*		72,750

Chemicals - 2.10%
Albemarle Corp.	5,600	$129,500
Bush Boake Allen, Inc.*	2,000	58,500
General Chemical Group, Inc.	5,700	17,813
Geon Company	3,400	109,650
Georgia Gulf Corp.	4,600	77,625
Olin Corp.	4,300	56,706
Wellman, Inc.	8,100	129,094

		578,888

Commercial Services - 11.87%
Affymetrix, Inc.*	2,200	108,625
AppNet Systems, Inc.*	1,600	21,500
Bright Horizons Family Solution, Inc.*	3,400	64,175
Carriage Services, Inc. Cl. A*	1,200	22,500
Central Parking Corp.	700	23,975
Condor Technology Solutions, Inc.*	4,900	22,969
Diamond Technology Partners, Inc.*	3,100	69,363
Education Management, Inc.*	6,100	126,575
Incyte Pharmaceuticals, Inc.*	13,300	351,619
Kendle International, Inc.*	1,900	30,400
Maximus, Inc.*	9,400	270,250
Medquist, Inc.*	2,200	96,250
MemberWorks Incorporated*	8,000	232,000
The Metzler Group, Inc.*	2,100	58,013
Millennium Pharmaceuticals*	3,800	136,800
Newgen Results Corporation*	200	2,400
nFront, Inc.*	700	10,631
Nielsen Media Research*	5,400	157,950
On Assignment, Inc.*	3,900	101,888
Primark Corp.*	10,000	280,625
Profit Recovery Group International*	1,300	61,506
Provant, Inc.*	4,600	71,588
ShowCase Corporation*	14,700	126,788
Steiner Leisure Ltd.*	3,400	103,063
Stewart Enterprises, Inc. Cl. A	14,000	203,875
Superior Consultant Holdings, Inc.*	3,300	81,469
Superior Services, Inc.*	10,000	266,875
Sylvan Learning Systems, Inc.*	1,700	46,219
US Bioscience, Inc.*	11,200	109,200
		3,259,091

  See Notes to Financial Statements.

    MML Small Cap Growth Equity Fund

    SCHEDULE OF INVESTMENTS (Continued)
    June 30, 1999
    (Unaudited)

	Number of Shares	Market Value (Note 2)

EQUITIES (Continued)
Communications - 1.48%
Concord Communications, Inc.*	2,000	$90,000
L-3 Communications Holdings, Inc.*	3,800	183,588
Polycom, Inc.*	3,400	132,600

		406,188

Computer Software & Processing - 17.76%
Actuate Software Corporation*	700	18,550
Acxiom Corp.*	1,800	44,888
Aspen Technology, Inc.*	5,700	66,975
Avid Technology, Inc.*	1,900	30,638
Best Software, Inc.*	13,200	212,850
Beyond.com, Corporation*	1,300	37,294
Broadvision, Inc.*	5,000	368,750
CAIS Internet, Inc.*	900	16,538
CBT Group Public Limited Company
Sponsored ADR*	4,700	77,550
Cerner Corporation*	11,000	230,657
CheckFree Holdings Corporation*	10,000	275,625
Citrix Systems, Inc.*	5,500	310,750
Dendrite International, Inc.*	9,000	325,125
drkoop. com, Inc.*	500	7,969
Exchange Applications, Inc.*	2,400	97,800
Informatica Corp.*	1,100	39,188
Macromedia, Inc.*	1,500	52,875
Mapics, Inc.*	7,500	79,219
Mediconsult.com, Inc.*	1,400	14,613
MicroStrategy, Inc.*	6,200	234,825
Mpath Interactive, Inc.*	2,000	44,000
Multex.com, Inc.*	1,800	47,025
National Computer SYS, Inc.	2,000	67,500
NEON Systems*	6,000	200,250
New ERA Of Networks, Inc.*	1,500	65,906
Peregrine Systems, Inc.*	1,800	46,238
Pixar, Inc.*	1,800	77,625
PLX Technology, Inc.*	3,000	142,125
Private Business, Inc.*	3,900	39,488
Prodigy Communications Corp.*	2,500	64,688
Radiant Systems, Inc.*	7,400	105,450
Saleslogix Corp.*	2,500	37,188
Security First Technologies Corporation*	3,500	157,938
Shared Medical Systems Corp.	4,500	293,625
Software.com, Inc.*	300	6,956
Sykes Enterprises, Incorporated*	2,300	76,763
Tenfold Corp.*	3,700	117,475
Transaction Systems Architects Cl. A*	7,400	288,600
Unify Corp.*	3,400	45,900
USWeb Corporation*	10,000	221,875
Verio, Inc.*	1,000	69,500
Visio Corp.*	3,100	117,994

		4,876,788

Computers & Information - 1.52%
Brocade Communications Systems, Inc.*	100	9,644
Computer Network Technology
Corporation*	2,400	51,900
Creative Technology Ltd.	2,200	29,563
InFocus Systems, Inc.*	6,300	94,500
Safeguard Scientifics, Inc.*	1,700	105,400
Sandisk Corp.*	2,800	126,000

		417,007

Computers & Office Equipment - 0.40%
Cognex Corporation*	3,500	110,469

Electrical Equipment & Electronics - 6.42%
Applied Micro Circuits Corp.*	2,300	189,175
ATMI, Inc.*	9,400	279,650
Cymer, Inc.*	2,000	50,000
Cypress Semiconductor Corp.*	7,100	117,150
Exar Corp.*	2,400	59,400
Galileo Technology Ltd.*	1,400	63,438
Gentex Corp.*	8,000	224,000
HI/FN, Inc.*	1,400	106,575
Integrated Device Technology, Inc.*	6,100	66,338
Intevac, Inc.*	6,900	37,950
Maker Communications, Inc.*	1,200	37,200
Microchip Technology, Inc.*	1,600	75,800
MKS Instruments, Inc.*	5,100	94,988
MMC Networks, Inc.*	1,700	76,075
Rambus, Inc.*	2,500	230,469
Veeco Intruments, Inc.*	1,600	54,400

		1,762,608

    See Notes to Financial Statements.

    MML Small Cap Growth Equity Fund

    SCHEDULE OF INVESTMENTS (Continued)
    June 30, 1999
    (Unaudited)

	Number	Market
	of	Value
	Shares	(Note 2)

EQUITIES (Continued)
Entertainment & Leisure - 1.74%
American Classic Voyages Co.*	1,400	$33,600
Anchor Gaming*	800	38,450
Cinar Corporation*	8,700	213,150
Pegasus Systems, Inc.*	2,400	89,850
Premier Parks, Inc.*	2,800	102,900

		477,950

Financial Services - 1.01%
Allied Capital Corp.	3,700	88,800
Gabelli Asset Management, Inc. Cl. A*	2,000	31,625
IndyMac Mortgage Holdings, Inc.	1,600	25,600
Macerich Company (The)	400	10,500
TD Waterhouse Group, Inc.*	700	17,544
Wit Capital Group, Inc.*	3,000	102,000

		276,069

Foods - 1.39%
American Italian Pasta Co. Cl. A*	9,900	300,688
General Nutrition Companies*	700	16,319
Keebler Foods Company*	2,100	63,788

		380,795

Forest Products & Paper - 0.89%
Ivex Packaging Corp.*	4,900	107,800
Universal Forest Products	6,300	135,450

		243,250

Healthcare - 1.28%
Accredo Health, Inc.*	200	6,550
Human Genome Sciences, Inc.*	4,700	185,650
Idexx Laboratories, Inc.*	5,400	125,888
LCA-Vision, Inc.*	3,500	32,594

		350,682

Home Construction, Furnishings & Appliances - 0.32%
Furniture Brands International*	1,500	41,813
HON Industries	400	11,675
Miller (Herman), Inc.	1,700	35,700

		89,188

Industrial - Diversified - 0.36%
Blyth Industries, Inc.*	500	17,188
Gentek, Inc.	5,900	81,863

		99,051

Insurance - 0.46%
Fremont General Corporation	3,100	$58,513
Renaissancere Holdings Ltd.	1,800	66,600

		125,113

Internet Content - 1.30%
Ask Jeeves, Inc.	100	1,400
Careinsite, Inc.*	7,400	349,650
Media Metrix, Inc.*	100	5,325

		356,375

Internet Software - 3.45%
Concentric Network Corp.*	5,300	210,675
Covad Communications Group, Inc.*	950	50,647
Exodus Communications, Inc.*	2,300	275,856
Northpoint Communications Group*	450	16,425
Rhythms Netconnections, Inc.*	400	23,350
USinternetworking, Inc.*	8,800	369,600

		946,553

Lodging - 0.68%
MGM Grand, Inc.*	1,400	68,600
Sun International Hotels Ltd.*	1,400	62,650
Vail Resorts, Inc.*	3,200	56,000

		187,250

Machinery & Components - 2.09%
Agco Corp.	2,300	26,019
Brooks Automation, Inc.*	1,700	46,006
Cooper Cameron Corp.*	2,100	77,831
Gasonics International Corp.*	3,600	50,400
Kennametal, Inc.	1,600	49,600
Lam Research Corp.*	3,000	140,063
Milacron, Inc.	2,000	37,000
New Holland NV	4,000	68,500
Smith International, Inc.*	1,800	78,188

		573,607

Media - Broadcasting & Publishing - 1.46%
Emmis Communications Corp.*	5,700	281,438
Entercom Communications Corp.*	1,900	81,225
Radio One, Inc.*	300	13,950
Scholastic Corporation*	500	25,313

		401,926

    See Notes to Financial Statements.

    MML Small Cap Growth Equity Fund

    SCHEDULE OF INVESTMENTS (Continued)
    June 30, 1999
    (Unaudited)

	Number	Market
	of	Value
	Shares	(Note 2)

EQUITIES (Continued)
Medical Supplies - 0.26%
Closure Medical Corporation*	1,400	$42,000
Novoste Corporation*	900	18,900
Sunrise Technologies International*	900	11,025

		71,925

Metals & Mining - 0.38%
Mueller Industries.*	2,400	81,450
RTI International Metals, Inc.*	1,500	22,031

		103,481

Oil & Gas - 1.03%
Devon Energy Corporation	4,800	171,600
National-Oilwell, Inc.*	3,500	44,406
Tesoro Petroleum Corp. Convertible
Preferred Stock	1,400	22,050
Valero Energy Corp.	2,100	45,019

		283,075

Pharmaceuticals - 1.02%
Algos Pharmaceuticals Corp.*	800	17,650
Idec Pharmaceuticals Corp.*	1,000	77,063
Ligand Pharmaceuticals, Inc. Cl. B*	9,300	103,463
NCS Healthcare, Inc. Cl. A*	15,000	81,563

		279,739

Real Estate - 0.15%
Realty Information Group, Inc.*	950	41,325

Restaurants - 0.17%
Foodmaker, Inc.*	1,600	45,400

Retail - 1.85%
Hibbett Sporting Goods, Inc.*	2,200	48,400
Kenneth Cole Productions Cl. A*	1,200	33,450
MSC Industrial Direct Co. Cl. A*	12,000	123,000
O'Reilly Automotive, Inc.*	6,000	302,250

		507,100

Retail - Internet - 0.09%
eToys, Inc.*	600	24,450

Retail - Office Supplies - 0.94%
School Specialty, Inc.*	16,100	258,606

Telecommunications - 2.62%
Act Networks, Inc.*	3,400	$58,013
Allegiance Telecom, Inc.*	3,600	197,550
American Mobile Satellite Corp.*	3,500	57,313
CapRock Communications Corp.*	3,100	125,550
Excel Switching Corporation*	6,200	185,613
Juniper Networks*	250	37,250
Network Plus Corporation*	400	8,350
Winstar Communications, Inc.*	1,000	48,750

		718,389

Telephone Utilities - 4.88%
Intermedia Communications*	14,200	426,000
Nextlink Communications*	2,900	215,688
RCN Corporation*	5,500	228,938
Voicestream Wireless Corporation*	8,000	227,500
Western Wireless Corporation Cl. A*	9,000	243,000

		1,341,126

TOTAL EQUITIES
Cost ($19,432,533)		21,543,722

TOTAL INVESTMENTS - 78.47%
Cost ($19,432,533) (a)		$21,543,722

(a) Federal Income Tax Information:

At June 30, 1999, the net unrealized appreciation
on investments based on cost of $19,432,533 for
federal income tax purposes is as follows:

Aggregate gross unrealized appreciation for all
investments in which there is an excess of market
value over tax cost.		$3,034,175

Aggregate gross unrealized depreciation for all
investments in which there is an excess of tax
cost over market value		(922,986)

Net unrealized appreciation		$2,111,189

    * Non-income producing security
    ADR: American Depository Receipt

    See Notes to Financial Statements.

    Notes To Financial Statements

    (Unaudited)

1. The Fund

    MML Small Cap Growth Equity Fund (the "Fund"), which commenced operations on May 3, 1999, is a diversified fund series of MML Series Investment Fund ("MML Trust"), a no-load, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act "). MML Trust, which has eight separate series of shares, was organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust.

    MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual" ) for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by a life insurance company which is a subsidiary of MassMutual. Shares of MML Trust are not offered to the general public.

2. Significant Accounting Policies	The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the financial statements in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.
Investment Valuation

    Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Securities and other assets for which no market quotation is available are valued at fair value in accordance with procedures approved by and determined in good faith by the Board of Trustees, although the actual calculation may be done by others.

    Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Trustees.

Accounting for Investments	Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income, adjusted for amortization of discounts and premiums on investments, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
Federal Income Tax	It is the Fund's intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. Under such provisions, the Fund will not be subject to federal income taxes on its ordinary income and net realized capital gain to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, no Federal income tax provision is required.

    Notes To Financial Statements (Unaudited) (Continued)

Dividends and Distributions to Shareholders	Dividends from net investment income and distributions of any net realized capital gains are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
Foreign Currency Translation

        The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

        Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Fund and the amount actually received.

3. Management Fees and Other Transactions With Affiliates
Investment Management Fees

        Under an agreement between MML Trust and MassMutual, MassMutual is responsible for providing investment management for the Fund. In return for this service, MassMutual receives an advisory fee from the Fund quarterly based upon the Fund's average daily net assets at the annual rate of 1.075% of the first $200,000,000, 1.05% of the next $200,000,000, 1.025% of the next $600,000,000, and 1.00% of assets over $1 billion.

        MassMutual has entered into investment sub-advisory agreements with J.P. Morgan and Waddell & Reed pursuant to which each serves as investment sub-advisor for 50% of the net assets of the Fund. Initially, each sub-adviser will be allocated its portion of the Fund's assets based on cash flow received by the Fund. Annually, the Fund's portfolio will be re-balanced so that each sub-adviser's allocation is 50% of the net assets. MassMutual pays J.P. Morgan and Waddell & Reed a monthly fee based upon (1) the average daily net assets of the Fund plus (2) the average daily net assets of all other funds or accounts of MassMutual or its affiliates for which the sub-advisor provides sub-advisory services. MassMutual pays J.P. Morgan at an annual rate of .60% of the first $200,000,000, .55% of the next $300,000,000, and .50% of assets over $500,000,000. MassMutual pays Waddell & Reed at an annual rate of .75% of the first $100,000,000 and .70% of assets over $100,000,000. J.P. Morgan and Waddell & Reed also provide investment sub-advisory services for MassMutual Small Cap Growth Equity Fund, a series of MassMutual Institutional Funds, an open-end investment company for which MassMutual acts as investment manager.

        MassMutual has agreed, at least through April 30, 2000, to absorb the expenses of the Fund to the extent that the aggregate expenses (excluding the Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund's fiscal year exceed .11% of the average daily net assets of the Fund for such year.

Other	Certain officers and trustees of MML Trust are also officers of MassMutual. The compensation of unaffiliated directors of MML Trust is borne by the Funds.

          Notes To Financial Statements (Unaudited) (Continued)

4. Purchases And Sales Of Investments	Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:
	For the Period May 3, 1999 (Commencement of Operations) through June 30, 1999	Acquisition Cost	Proceeds from Sales and Maturities

	Equities	$23,267,700	$4,018,744
5. Capital Share Transactions	The Fund is authorized to issue an unlimited number of shares, with no par value. The change in shares outstanding for the Fund is as follows:
	For the Period May 3, 1999 (Commencement of Operations) through June 30, 1999

	Shares
	Sales of shares		2,513,889
	Redemptions of shares		(127)

	Net Increase		2,513,762

	Amount
	Sales of shares		$25,145,035
	Redemptions of shares		(1,325)

	Net Increase		$25,143,710

6. Foreign Securities	The Fund may invest in foreign securities, subject to certain restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.